Exhibit 10.9.7

AMENDMENT NO. 6
TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 6 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Amendment No. 6”) is dated as of January 8, 2009 by and among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the “Borrower”), the Lenders named on the signature pages hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., individually and as administrative agent (the “Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 13, 2005, as amended by (i) Amendment No. 1 and Waiver to Amended and Restated Revolving Credit Agreement dated as of October 11, 2006, (ii) Amendment No. 2 and Waiver to Amended and Restated Revolving Credit Agreement dated as of April 16, 2007, (iii) Amendment No. 3 to Amended and Restated Revolving Credit Agreement dated as of July 11, 2007, (iv) Amendment No. 4 and Waivers to Amended and Restated Revolving Credit Agreement dated as of October 9, 2007, and (v) Amendment No. 5 to Amended and Restated Revolving Credit Agreement dated as of October 8, 2008 (the “Credit Agreement”); and

WHEREAS, the parties desire to effect a two-week extension of the Facility Termination Date currently provided in the Credit Agreement and to reset the Aggregate Commitment to $50,000,000.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.	Defined Terms

Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

II.	Amendment to the Credit Agreement

2.1. The definition of “Facility Termination Date” in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Facility Termination Date’ means January 22, 2009 or any later date as may be specified as the Facility Termination Date in accordance with Section 2.18 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

2.2. The following definition is hereby added to Article I of the Credit Agreement:

“‘Fixed Rate Loan’ means a Loan made by the Lenders to the Borrower pursuant to Article II hereof which bears interest at a fixed rate agreed upon by the Lenders and the Borrower.”

2.3. The Aggregate Commitment is hereby reset to $50,000,000 effective as of the date hereof and the respective Commitments of the consenting, extending Lenders are as set forth on the signature pages hereto.

2.4. The Lenders hereby agree to make an Advance in the aggregate principal amount of $50,000,000 to the Borrower consisting of Fixed Rate Loans from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.  Each Fixed Rate Loan shall bear interest on the outstanding principal at the rate of 5% (five percent) per annum and shall mature and be payable, together with any other unpaid Obligations, on the Facility Termination Date.  The Borrower may prepay such Advance, without penalty or premium, in its entirety or any portion thereof in a minimum aggregate amount of $5,000,000 (or any integral multiple of $1,000,000 in excess thereof), upon one Business Day’s prior notice to the Agent.

2.5. Section 2.3 of the Credit Agreement entitled “Types of Advances” is hereby amended to read as follows:

“The Advances may be Floating Rate Advances or Eurodollar Advances or Advances consisting of Fixed Rate Loans, or a combination thereof, selected by the Borrower in accordance with Sections 2.7 and 2.8.”

III.	Borrower Representations

In order to induce the Lenders and the Agent to execute and deliver this Amendment No. 6, the Borrower represents and warrants to the Lenders that, both before and after giving effect to this Amendment No. 6, (a) there exists no Default or Unmatured Default on the date hereof; (b) each of the representations and warranties contained in Article V of the Credit Agreement is true and correct on the date hereof, except for (i) the matters disclosed in Part I, Item 3. “Legal Proceedings” in the Borrower’s Annual Report on Form 10-K for the Fiscal Year ended September 30, 2008 that relate to (A) the Borrower’s Turkish affiliate, (B) Sirchie Acquisition Company, LLC and (C) auction rate securities, and (ii) the fact that Raymond James Trust Company has converted from a state to a federal charter and is now known as “Raymond James Trust, N.A.”; (c) the execution and delivery by the Borrower of this Amendment No. 6 have been duly authorized by all requisite corporate proceedings; (d) this Amendment No. 6 and the other Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; (e) no authorization or approval of, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance of this Amendment No. 6  by the Borrower; and (f) no material adverse change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since September 30, 2008.

IV.	Effectiveness

This Amendment No. 6 shall become effective as of the date first above written upon fulfillment of the following conditions (and when notice thereof shall have been given by the Agent to the Borrower and the Lenders):

(i) the Agent shall have received counterparts of this Amendment No. 6 duly executed by the Borrower and the Required Lenders;

(ii) the Borrower shall have delivered to the Agent a certificate of Borrower’s Secretary and a certificate of Borrower’s Chief Financial Officer in form and substance satisfactory to the Agent and its counsel; and

(iii) all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent invoiced on or prior to the date hereof) shall have been paid by the Borrower.

V.	Ratification

Except as specifically provided herein, (a) the Credit Agreement shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed, and (b) this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.  Upon the effectiveness of this Amendment No. 6, each reference in the Credit Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

VI.	Governing Law

THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

VII.	Execution in Counterparts

This Amendment No. 6 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Agents have executed this Amendment No. 6 as of the date first above written.

RAYMOND JAMES FINANCIAL, INC.

By: /s/ J.P. Julien_________________

Title: SVP & CFO

Address for Notices:
880 Carillon Parkway
St. Petersburg, Florida 33716
Attention:	Jeffrey P. Julien
Telephone:	(727) 567-5021
Facsimile:	(727) 573-8915

Commitment:                                                                           JPMORGAN CHASE BANK, N.A.,
$12,500,000                                                                           Individually and as Administrative Agent

By: /s/ Piers C. Murray

Title: Managing Director

Address for General Notices:
Financial Institutions-Broker-Dealer Group
270 Park Avenue
36th Floor
New York, NY 10172
Attention:	Piers C. Murray
Telephone:	(212) 270-5445
Facsimile:	(212) 270-1511

Address for Funding Matters:
Loan and Agency Services
1111 Fannin, 10th Floor
Houston, TX 77002
Attention:	Wesley Gibson
Telephone:	(713) 750-2424
Facsimile:	(713) 750-2228

Commitment:                                                                           CITIBANK, N.A.,
$12,500,000                                                                           Individually and as Syndication Agent

By:/s/ William Mandaro

Title: Director

Address for Notices:
388 Greenwich Street
35th Floor
New York, New York 10013
Attention:	William Mandaro
Telephone:	(212) 816-0852
Facsimile:	(646) 688-6821

Commitment:                                                                           THE BANK OF NEW YORK MELLON,
$12,500,000                                                                           Individually and as Co-Documentation Agent

                                      By:/s/ Thomas Caruso

Title: First Vice President

Address for Notices:
One Wall Street
19th Floor
New York, New York 10286
Attention:	John Templeton
Telephone:	(212) 635-6823
Facsimile:	(212) 809-9566

Commitment:                                                                           REGIONS BANK
$12,500,000

By:/s/ Heather L. Long

Title:VP

Address for Notices:
Building I, Suite 105
13535 Feather Sound Drive
Clearwater, FL 33762
Attention: Commercial Banking
Telephone:	(727) 571-8582
Facsimile:	(727) 572-4776